Exhibit 10.2

MODIFICATION AGREEMENT

(Modification of Loan Agreement and Other Loan Documents)

THIS MODIFICATION AGREEMENT (the “Agreement”) is dated effective as of the 30th day of September, 2022, by Broad Street Operating Partnership, LP, a Delaware limited partnership, Broad Street Realty, Inc., a Delaware corporation, and Broad Street Realty, LLC, a Maryland limited liability company, their respective successors and/or assigns (collectively, the “Borrower” for clerical convenience); MVB Bank, INC., a West Virginia banking corporation, its successors and/or assigns (the “Lender”); and Michael Z. Jacoby (individually) (the “Guarantor”).

R E C I T A L S :

1.
In accordance with the terms of that certain Loan Agreement dated on or about December 27, 2019, as previously amended, and as further amended by this Agreement (as amended, the “Loan Agreement”), executed in favor of the Lender by each Borrower and Guarantor, the Lender agreed to make one or more commercial loans to the Borrower in the original aggregate principal amount of up to Six Million Five Hundred Thousand and 00/100 Dollars ($6,500,000.00) (collectively, the “Original Loan”), as previously amended and increased to the aggregate principal amount of up to eight Million Five Hundred Thousand and 00/100 Dollars ($8,500,000.00) (hereinafter, the Original Loan, as amended and increased, whether administered as one or more loans, referred to, singularly or collectively, as the “Loan”). The Lender is the holder of each of the Notes (defined below).
2.
The Loan is evidenced by, among other documents, three (3) promissory notes each payable to the order of the Lender and further described as follows (collectively, the “Notes”):
a.
Promissory Note (Commercial Term Note) in the face amount of Four Million Five Hundred Thousand and 00/100 Dollars ($4,500,000.00) dated on or about December 27, 2019, as previously amended (collectively, together with any and all other allonges, amendments, modifications, extensions, and/or supplements thereto, are referred to as “Note 1”);
b.
Promissory Note (Revolving Line of Credit Note) in the face amount of Two Million and 00/100 Dollars ($2,000,000.00), dated on or about December 27, 2019, as previously amended (collectively, together with any and all other allonges, amendments, modifications, extensions, and/or supplements thereto, are referred to as “Note 2”); and
c.
Promissory Note (Non-Revolving Draw Note) in the face amount of TWO MILLION AND 00/100 DOLLARS ($2,000,000.00), dated on or about March 22, 2022 (collectively, together with any and all other allonges, amendments, modifications, extensions, and/or supplements thereto, are referred to as “Note 3”).
3.
The Loan is further evidenced and secured by, among other documents, the following documents, each being executed by each Borrower (except as otherwise expressly stated) in favor of the Lender and originally dated on or December 27, 2019 (except as otherwise expressly stated) (collectively, together with the Loan Agreement, the Notes, this Agreement, and any other document, instrument, and/or agreement that governs, secures, evidences, and/or otherwise relates to the Loan, and any and all other or further amendments, modifications, supplements, documents, and/or instruments that may evidence and/or secure the Loan executed at any time or from time to time, referred to hereinafter as the “Loan Documents”):
a.
Security Agreement and Collateral Assignment (the “Security Agreement”);
b.
Unconditional Guaranty Agreement dated on or about March 22, 2022 (the “Guaranty”), executed by Grantor;
c.
Pledge, Assignment, and Security Agreement;
d.
Borrower’s Certificate;
e.
Compliance Agreement and Limited Power of Attorney; and
f.
Such other documents, instruments, and/or agreements as may evidence and/or secure the Loan.
4.
Each Borrower has requested that the Lender modify certain terms of the Loan Agreement and the other Loan Documents to further certain business objectives of each Borrower as further disclosed to Lender, subject to the terms of this Agreement.
5.
The parties hereto desire to further modify the terms of the Loan Agreement and the other Loan Documents in accordance with the terms stated herein;

W I T N E S S E T H :

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby mutually acknowledged and affirmed, the parties hereto do hereby agree as follows:

1.
Recitals; Incorporation. All of the recitals stated above are hereby incorporated herein by reference as if fully set forth in the body of this Agreement. All of the Loan Documents are hereby incorporated herein by reference as if fully set forth in the body of this Agreement.
2.
Modification of Loan Agreement; Ratification.
a.
Effective as of September 30, 2022, the Loan Agreement (as amended) is modified to extend the time for payment of the Required Curtailment (as defined in the Loan Agreement) in the amount of $250,000.00 originally due by September 30, 2022 to be due not later than December 31, 2022.
b.
The last Required Curtailment due on or before March 31, 2023 shall remain due by such date.
c.
Upon receipt of each Required Curtailment, Lender will apply the amount received in accordance with the terms of Note 2.
d.
All parties hereto jointly and severally ratify and reaffirm that the Loan Agreement remains legal, valid, and binding upon the Borrower, and enforceable against the Borrower in accordance with the terms hereof.

Modification Agreement

Except as modified herein, all other terms and conditions in the Loan Agreement shall remain unchanged, and in full force and effect.

3.
Ratification of the Notes and the Other Loan Documents. To induce the Lender to enter into this Agreement, each Borrower and the Guarantor hereby jointly and severally covenant that the Notes and all of the other Loan Documents executed by them remain valid, binding, and enforceable against them in accordance with the respective terms thereof, and except as modified herein, all other terms of the respective Loan Documents remain unchanged and in full force and effect.
4.
Ratification of UCC Financing Statements. It is hereby covenanted and warranted that: (a) all personal property identified and listed in the UCC Financing Statement continues to secure all obligations under the Notes and Loan Documents, as amended, and (b) other or additional UCC Financing Statements and/or modification or continuation statements to the existing UCC Financing Statement may be filed, at the expense of the Borrower, at any time or from time to time, in any of the applicable recording jurisdictions or among any proper records to ensure that the Lender’s security interests are properly filed and perfected. In the event that any UCC Financing Statements expire, or the Lender for any reason, deems that its security interests in any of its collateral are not properly perfected, or the collateral descriptions require clarification or particularity to better comply with applicable codes, then the Borrower agrees to at all times cooperate with the Lender in signing all desirable documentation, and hereby authorize the proper substitution, correction, filing or re-filing, recording or re-recording of any documents or financing statements to perfect or better perfect and protect the security interests of the Lender for so long as the Loan remains outstanding.
5.
Other Covenants.
a.
To further induce the Lender to enter into this Agreement, the Guarantor agrees to execute, acknowledge, and deliver the Guaranty on or prior to the date hereof.
b.
Each of the undersigned hereby certifies that the execution, delivery, and performance of this Agreement has been properly authorized, consented to, and approved by all requisite and necessary parties.
c.
Each Borrower and Guarantor agrees that there are no defenses, counterclaims, and/or setoffs against any of their respective obligations under the Loan Documents.
d.
Nothing contained herein shall modify or affect other notes, if any, that may be in favor of the Lender and referred to in any of the Loan Documents.
e.
This Agreement is a modification only and does not effect or constitute a novation or release of any Borrower’s or the Guarantor’s respective obligations under any of the Loan Documents or any agreements contained therein.
f.
In connection with this Agreement and all matters contemplated herein, the Borrower agrees to pay to the Lender its attorneys’ fees and loan modification fees incurred on or before the date hereof, all of which shall be deemed earned in full as of the date hereof.
g.
Each Borrower hereby covenants and agrees to execute and deliver, any and all instruments, papers, deeds, acts, and/or things, supplemental, confirmatory, or otherwise, as reasonably may be required by the Lender for the purpose of effecting the modifications described and/or contemplated herein.

Modification Agreement

h.
This Agreement is binding on the parties hereto, their respective heirs, estates, personal representatives, successors, assigns, and/or successors in title.
i.
This Agreement may be executed by the parties hereto in separate counterparts, each of which, when so executed and delivered, shall be an original, but all such counterparts shall together constitute one and the same instrument. Each counterpart may consist of a number of copies hereof, each signed by less than all, but together signed by all, of the parties hereto. Copies of documents or signature pages bearing original signatures, and executed documents or signature pages delivered by a party by telefax, facsimile, or e-mail transmission of an Adobe® file format document (also known as a PDF file) shall, in each such instance, be deemed to be, and shall constitute and be treated as, an original signed document or counterpart, as applicable. Any party delivering an executed counterpart of this Agreement by telefax, facsimile, or e-mail transmission of an Adobe® file format document also shall deliver an original executed counterpart of this Agreement, but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and legally binding effect of this Agreement.
j.
This Agreement constitutes the entire agreement between the parties hereto, and supersedes all prior discussions among the parties hereto.

Except as modified herein, all other terms and conditions in the Loan Documents shall remain unchanged, and in full force and effect.

(signatures follow next)

Modification Agreement

WITNESS the following signatures and seals of the undersigned to this Modification Agreement:

Borrower:
BROAD STREET OPERATING PARTNERSHIP, LP
a Delaware limited partnership

	By:		BROAD STREET OP GP, LLC
A Delaware limited liability company
its General Partner

		By:	/s/ Michael Z. Jacoby	(seal)
Chief Executive Officer

BROAD STREET REALTY, INC.
a Delaware corporation

	By:		/s/ Michael Z. Jacoby	(seal)
Michael Z. Jacoby
Chief Executive Officer

ROAD STREET REALTY, LLC.
a Maryland limited liability company

	By:		/s/ Michael Z. Jacoby	(seal)
Michael Z. Jacoby
Chief Executive Officer

Guarantor:
	/s/ Michael Z. Jacoby			(seal)
MICHAEL Z. JACOBY (individually)

(signatures continue on next page)

Modification Agreement

Witness our signatures and seals to the Modification Agreement (continued):

MODIFICATION AGREEMENT CONSENTED TO AND AUTHORIZED BY:

MVB BANK, INC.
a West Virginia banking corporation

By:	/s/ Garret Reed
Print Name:	Garret Reed
Title:	SVP

Modification Agreement